Exhibit 99.1

China HGS Reports Full Year Financial Results for the Fiscal Year 2020

HANZHONG, CHINA – January 13, 2021 China HGS Real Estate Inc. (NASDAQ: HGSH) (“China HGS” or the “Company”), a leading regional real estate developer headquartered in Hanzhong City, Shaanxi Province, China, today filed its Annual Report on Form 10-K for the fiscal year 2020 ended September 30, 2020 with the U.S. Securities and Exchange Commission. An electronic copy of the Annual Report on Form 10-K can be accessed on the SEC's website at www.sec.gov.

Highlights for the Fiscal 2020

•	Total revenues for the fiscal 2020 were approximately $13.0 million, a decrease of approximately 67.5% from approximately $40.0 million in fiscal 2019.

•	Net income for the fiscal 2020 totaled approximately $1.0 million, a decrease of approximately 73.5% from the net income of approximately $3.7 million in fiscal 2019.

•	Basic and diluted net earnings per share attributable to shareholders for the fiscal 2020 were $0.04, compared to $0.16 for the fiscal 2019.

Safe Harbor Statement

This press release contains forward-looking statements, which are subject to change. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All "forward-looking statements" relating to the business of China HGS Real Estate Inc., which can be identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties which could cause actual results to differ. These factors include but are not limited to: the uncertain market for the Company's business, macroeconomic, technological, regulatory, or other factors affecting the profitability of real estate business; and other risks related to the Company's business and risks related to operating in China. Please refer to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2020, for specific details on risk factors. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company's actual results could differ materially from those contained in the forward-looking statements. The Company undertakes no obligation to revise or update its forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

About China HGS Real Estate, Inc.

China HGS Real Estate, Inc. (NASDAQ: HGSH), founded in 1995 and headquartered in Hanzhong City, Shaanxi Province, is a leading real estate developer in the region and holds the national grade I real estate qualification. The Company focuses on the development of high-rise, sub-high-rise residential buildings and multi-building apartment complexes in China's Tier 3 and Tier 4 cities and counties with rapidly growing populations driven by increased urbanization. The Company provides affordable housing with popular and modern designs to meet the needs of multiple buyer groups. The Company’s development activity spans a range of services, including land acquisition, project planning, design management, construction management, sales and marketing, and property management. For further information about China HGS, please go to www.chinahgs.com.

Company contact:

Randy Xiong, President of Capital Market
China Phone: (86) 091-62622612

Email: randy.xiong@chinahgs.com

CHINA HGS REAL ESTATE INC.

CONSOLIDATED BALANCE SHEETS

	September 30,	September 30,
	2020	2019
ASSETS
Cash	$457,699	$263,139
Restricted cash	3,409,837	3,938,978
Contract assets	14,255,328	12,668,925
Real estate property development completed	94,671,258	101,933,030
Other assets	8,132,555	2,031,937
Property, plant and equipment, net	571,330	614,008
Security deposits	1,855,506	7,972,117
Real estate property under development	227,741,017	215,745,225
Due from local government for real estate property development completed	2,869,623	2,725,854

Total Assets	$353,964,153	$347,893,213

LIABILITIES AND STOCKHOLDERS' EQUITY
Construction loans	$109,937,408	$106,797,436
Accounts payables	25,415,352	27,368,510
Other payables	4,028,048	5,289,176
Construction deposits	3,202,730	3,042,273
Contract liabilities	1,847,685	1,907,828
Customer deposits	19,405,528	17,183,264
Shareholder loans	-	2,129,114
Accrued expenses	1,920,370	3,585,644
Taxes payable	19,881,211	21,889,818
Total liabilities	185,638,332	189,193,063

Commitments and Contingencies
Stockholders' equity
Common stock, $0.001 par value, 50,000,000 shares authorized, 22,525,000* shares issued and outstanding September 30, 2020 and 2019	22,525	22,525
Additional paid-in capital*	129,930,330	129,930,330
Statutory surplus	10,458,395	10,360,251
Retained earnings	34,954,061	34,070,767
Accumulated other comprehensive loss	(7,039,490)	(15,683,723)
Total stockholders' equity	168,325,821	158,700,150

Total Liabilities and Stockholders' Equity	$353,964,153	$347,893,213

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (LOSS)

FOR THE YEARS ENDED SEPTEMBER 30, 2020 and 2019

	2020	2019
Real estate sales	$12,979,227	$39,964,556
Less: Sales tax	193,719	389,406
Impairment losses on real estate property development completed	2,703,031	-
Cost of real estate sales	9,369,820	30,253,511
Gross profit	712,657	9,321,639
Operating expenses
Selling and distribution expenses	580,639	494,646
General and administrative expenses	2,324,057	2,661,578
Total operating expenses	2,904,696	3,156,224
Operating income	(2,192,039)	6,165,415
Interest expense, net	(65,535)	(131,270)
Other income (expense), net	4,080,945	(309,930)
Income before income taxes	1,823,371	5,724,215
Provision for income taxes	841,933	2,022,043
Net income	981,438	3,702,172
Other comprehensive loss
Foreign currency translation adjustment	8,644,233	(6,679,858)
Comprehensive income (loss)	$9,625,671	$(2,977,686)
Basic and diluted income per common share
Basic and diluted	$0.04	$0.16
Weighted average common shares outstanding
Basic and diluted*	22,525,000	22,525,000

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

FOR THE YEARS ENDED SEPTEMBER 30, 2020 AND 2019

	Common Stock		Additional	Statutory	Retained	Accumulated Other Comprehensive
	Shares*	Amount	Paid-in Capital	Surplus	Earnings	Loss	Total
Balance at September 30, 2018	22,525,000	$22,525	$129,930,330	$9,925,794	$30,803,052	$(9,003,865)	$161,677,836
Appropriation of statutory reserve				434,457	(434,457)		-
Net income for the year					3,702,172		3,702,172
Foreign currency translation adjustments						(6,679,858)	(6,679,858)
Balance at September 30, 2019	22,525,000	$22,525	$129,930,330	$10,360,251	$34,070,767	$(15,683,723)	$158,700,150
Appropriation of statutory reserve				-	-		-
Net income for the year					981,438		981,438
Appropriation of statutory reserve				98,144	(98,144)		-
Foreign currency translation adjustments						8,644,233	8,644,233
Balance at September 30, 2020
	22,525,000	$22,525	$129,930,330	$10,458,395	$34,954,061	$(7,039,490)	$168,325,821

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED SEPTEMBER 30, 2020 and 2019

	2020	2019
Cash flows from operating activities
Net income	$981,438	$3,702,172
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Deferred tax provision	-	1,302,606
Depreciation	72,748	79,270
Impairment losses on real estate property development completed	2,703,031	-
Gain on settlement of shareholder loan and payables with suppliers	(4,998,762)	-
Changes in assets and liabilities:
Advances to vendors	-	20,395
Security deposits	6,335,525	-
Contract assets	(889,901)	(601,265)
Real estate property development completed	9,369,820	(45,818,735)
Real estate property under development	(7,511,989)	50,974,817
Other assets	(398,747)	(725,508)
Accounts payables	(1,498,176)	7,967,500
Other payables	23,918	609,156
Contract liabilities	(155,809)	(3,854,568)
Customer deposits	1,275,401	(4,261,166)
Construction deposits	-	8,538
Accrued expenses	(474,420)	700,527
Taxes payables	(2,616,813)	(1,166,158)
Net cash provided by operating activities	2,217,264	8,937,581

Cash flow from financing activities
Proceeds from construction loans	-	488,307
Repayment of construction loans	(2,415,924)	(11,825,666)
Repayment of shareholder loans	-	-
Net cash (used in) financing activities	(2,415,924)	(11,337,359)
Effect of changes of foreign exchange rate on cash	(135,921)	(173,682)
Net (decrease) in cash	(334,581)	(2,573,460)
Cash, restricted cash, beginning of year	4,202,117	6,775,577
Cash, restricted cash, end of year	$3,867,536	$4,202,117
Supplemental disclosures of cash flow information:
Interest paid	$6,847,515	$7,199,086
Income taxes paid	$782,836	$347,675

Representing
Cash	$457,699	$263,139
Restricted cash	$3,409,837	$3,938,978
	$3,867,536	$4,202,117
Non-cash financing activities:
Settlement of shareholder loan and related accrued interest	$(3,402,313)	-
Settlement of payables with suppliers	(3,415,572)	-